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                        SECURITY AND COLLATERAL AGREEMENT

                                      AMONG

                            THE PENN TRAFFIC COMPANY

                                and the Grantors

                                       and

                            FLEET CAPITAL CORPORATION

                                    as Agent


                            Dated as of June 29, 1999

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                                TABLE OF CONTENTS

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      SECTION 1.  DEFINED TERMS..............................................1
            1.1   Definitions................................................1
            1.2   Other Definitional Provisions..............................7

      SECTION 2.  GRANT OF SECURITY INTERESTS AND LIENS; RIGHTS OF
                  AGENT AND LENDERS..........................................7
            2.1   Grant of Security Interest and Liens.......................7
            2.2   Perfection and Protection of Security Interest.............8
            2.3 Perfecting and Protecting Security Interests and Liens With Respect to Collateral Real Estate Interests; Application
                  of Repayments..............................................9
            2.4   Appraisals.................................................9
            2.5   Access and Examination.....................................9
            2.6   Insurance.................................................10
            2.7   Collateral Reporting......................................10
            2.8   Right to Cure.............................................11
            2.9   Power of Attorney.........................................11
            2.10  Recourse..................................................11

      SECTION 3.  REPRESENTATIONS, WARRANTIES AND COVENANTS.................11
            3.1   Necessary Filings.........................................12
            3.2   Title to, Liens on, and Sale and Use of Collateral........12
            3.3   Other Financing Statements................................12
            3.4   Chief Executive Office; Records...........................12
            3.5   Location of Inventory And Equipment.......................13
            3.6   Trade Names; Change of Name...............................14
            3.7   Accounts..................................................14
            3.8   Inventory.................................................15
            3.9   Franchise Agreements......................................16
            3.10  [Intentionally Deleted]...................................17
            3.11  Additional Representations, Warranties and Covenants
                  With Respect to Equipment.................................17
            3.12  Additional Representations, Warranties and Covenants
                  With Respect to Collateral Real Estate Interests..........17
            3.13  Special Provisions Concerning Intellectual Property.......19
            3.14  Special Provisions as to Pledged Collateral...............23
            3.15  Further Assurances; Additional Grantors; Additional
                  Actions, etc..............................................27

      SECTION 4.  REMEDIES UPON OCCURRENCE OF SPECIFIED EVENTS..............27
            4.1   Remedies; Obtaining the Collateral upon Default...........27
            4.2   Remedies; Disposition of the Collateral...................29

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            4.3   Remedies; Collateral Real Estate Interests................30
            4.4   Waiver of Claims..........................................30
            4.5   Application of Proceeds...................................31
            4.6   Remedies Cumulative; No Waiver............................31

      SECTION 5.  INDEMNITY.................................................31
            5.1   Indemnity.................................................31
            5.2   Indemnity Obligations Secured by Collateral; Survival.....32
            5.3   Agent's Rights, Duties, and Liabilities...................32

      SECTION 6.  THE AGENT.................................................33

      SECTION 7.  MISCELLANEOUS.............................................33
            7.1   Notices...................................................33
            7.2   Waiver; Amendment.........................................33
            7.3   Obligations Absolute......................................33
            7.4   Successors and Assigns....................................34
            7.5   Headings Descriptive......................................34
            7.6   Severability..............................................34
            7.7   GOVERNING LAW.............................................34
            7.8   Grantors' Duties..........................................34
            7.9   Termination; Release......................................34
            7.10  Counterparts..............................................35

EXHIBIT A   Collateral Real Estate Interests
EXHIBIT B   Pledged Notes; Pledged Stock
EXHIBIT C   UCC Filing Offices
EXHIBIT D   Chief Executive Offices; Location of Books and Records; Location of
            Collateral; Locations of Other Places of Business; Leased Facilities
            and Locations
EXHIBIT E   Trade Names; Fictitious Names; Other Names; Trade Names
EXHIBIT F   Franchise Agreements; Operators
EXHIBIT G   Trademarks
EXHIBIT H   Intellectual Property Licenses and Agreements
EXHIBIT I   Form of Borrowing Base Certificate
EXHIBIT J   Excluded Receivables

ANNEX 1     U.S. Trademark Security Agreement
ANNEX 2     U.S. Patent Security Agreement
ANNEX 3     U.S. Copyright Security Agreement

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            SECURITY AND COLLATERAL AGREEMENT, dated as of June 29, 1999, made by each of the signatories hereto (the "Initial Grantors" and, together with any other entity that may become a party hereto as a "Grantor", the "Grantors"), in favor of Fleet Capital Corporation, a Rhode Island corporation ("Fleet"), as Agent (the "Agent") for the financial institutions (the "Lenders") from time to time parties to the Revolving Credit and Term Loan Agreement, dated as of June 29, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among THE PENN TRAFFIC COMPANY, a Delaware corporation ("Penn Traffic"), DAIRY DELL, INC., a Pennsylvania corporation, BIG M SUPERMARKETS, INC., a New York corporation and PENNY CURTISS BAKING COMPANY INC., a New York corporation (collectively, the "Borrowers"), the Agent, GMAC Business Credit, LLC as documentation agent, and AmSouth Bank and Bank of America National Trust and Savings Association as co-agents.

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

            WHEREAS, each of the Initial Grantors is, and each additional Grantor will be, a member of an affiliated group of companies that includes the Borrowers, and the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to finance their own and the related businesses of the Grantors; and

            WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Initial Grantors shall have executed and delivered this Security and Collateral Agreement to the Agent for the benefit of the Secured Parties (as defined in the Credit Agreement);

            NOW, THEREFORE, in consideration of the premises and to induce the Lenders and the Agent to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Agent, for the benefit of the Secured Parties, as follows:

            SECTION 1. DEFINED TERMS

            1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
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            (b) The following terms shall have the specified meanings:

            "Account": a Grantor's right to payment for a sale or lease of goods or rendition of services.

            "After-Acquired Real Estate Interest": any Real Estate Interest of a Grantor acquired after the Closing Date excluding any Real Estate Interest (a) consisting of a Real Property Leasehold, (i) as to which the granting by a Grantor to the Agent of a Lien thereon will violate a Lien Prohibition, (b) consisting of Real Property Owned (i) which is subject to any Lien otherwise permitted under the Credit Agreement and (ii) as to which the granting by a Grantor to the Agent of a Lien thereon will violate a Lien Prohibition or (c), which the Agent determines in its sole discretion to be of minimal value; provided, that for the purposes of this definition, the term "acquired" shall not include the renewal, extension or modification after the Closing Date of a Real Property Leasehold.

            "Agreement": this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Borrowers' Obligations": the Obligations as defined in the Credit Agreement.

            "Collateral":  as defined in Section 2.

            "Collateral Account": any collateral account established by the Agent as provided in the Credit Agreement.

            "Collateral Real Estate Interests": The Scheduled Real Estate Interests and all After-Acquired Real Estate Interests.

            "Copyright Office": the United States Copyright Office of the Library of Congress.

            "Copyright License": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Exhibit H) granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright, in each case, not subject to a Lien Prohibition.

            "Copyrights": (i) all copyrights arising under the laws of the United States, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Exhibit H), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the Copyright Office, and (ii) the right to obtain all renewals thereof.

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            "Equipment": "Equipment" as defined in the Credit Agreement, except that the term "Borrower" as used therein shall be deemed replaced by the term "Grantor" for the purposes of this Agreement.

            "General Intangibles": all "general intangibles" as such term is defined in Section 9-106 of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, with respect to any Grantor, all forms of obligations owing to such Grantor (including by any of its Subsidiaries and Affiliates) and all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and
(iii) all rights of such Grantor to perform and to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party, would not give any other party the right to terminate its obligations under such contract, agreement, instrument or indenture, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture; and (iv) all causes of action, tax refunds, tax refund claims, Reversions and other amounts payable to such Grantor from pension and employee benefit plans, rights and claims against shippers and carriers, rights to indemnification, and business interruption insurance.

            "Guarantor Obligations": with respect to any Subsidiary Guarantor, all obligations and liabilities of such Subsidiary Guarantor which may arise under or in connection with its Guaranty Agreement or this Agreement or any other Loan Document to which such Subsidiary Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by such Subsidiary Guarantor pursuant to the terms of its guaranty, this Agreement or any other Loan Document).

            "Initial Pledged Securities": as defined in Section 3.14(a).

            "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark

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Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

            "Intercompany Note": any promissory note evidencing loans made by any Grantor to any of its Subsidiaries, or to any other Grantor or any such Grantor's Subsidiaries.

            "Inventory": "Inventory" as such term is defined in the Credit Agreement, except that the term "Borrower" as used therein shall be deemed replaced by the term "Grantor" for the purposes of this Agreement.

            "Issuers": the collective reference to each issuer of a Pledged Security.

            "Legal Requirements": statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of any Public Authority affecting any Grantor, any Loan Document or all or part of any Collateral Real Estate Interests or the construction, ownership, use, alteration or operation thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instrument, either of record or known to any Grantor, at any time in force affecting all or part of any Collateral Real Estate Interests, including any that may (i) require repairs, modifications or alterations in or to all or part of any Collateral Real Estate Interests, or (ii) in any way limit the use and enjoyment thereof.

            "Lien Prohibition": means an agreement, instrument or document evidencing Intellectual Property, or evidencing a Lien on Equipment or evidencing a Real Property Leasehold, the terms of which would be breached by the creation thereon of a Lien on such Intellectual Property, Equipment or Real Property Leasehold in favor of the Agent, but only so long as such terms are in effect.

            "Mortgage Forms": shall mean the various forms of fee and leasehold mortgages and fee and leasehold deeds of trust contained in the Mortgage Forms Appendix bound separately from, but which is a part of, this Agreement.

            "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

            "Obligations": (i) in the case of the Borrowers, the Borrowers' Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations, and (iii) all liabilities and obligations of any Grantor hereunder or under any other Loan Document.

            "Patent": shall mean any United States patents and all reissues, divisions, continuations, continuations-in-part, renewals and extensions thereof, now held or hereafter made or acquired by any Grantor, as well as any application for a United States patent now held or

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hereafter made or acquired by any Grantor, and all inventions (including software and operating systems) and improvements described and claimed in any of the foregoing.

            "Patent License": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Exhibit H) granting any right under any Patent, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Patent, in each case, not subject to a Lien Prohibition.

            "Pledge Grantor": means each Grantor granting a Security Interest in any Pledged Collateral.

            "Pledged Collateral": shall have the meaning set forth in Section 3.14.

            "Pledged Notes": all promissory notes listed on Exhibit B, all Intercompany Notes at any time issued to any Grantor and, to the extent permitted under the instruments or agreements evidencing such notes, all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business, but including promissory notes of Franchisees issued to a Grantor) while this Agreement is in effect.

            "Pledged Securities": collectively, the Initial Pledged Securities and the Subsequent Pledged Securities.

            "PTO": The United States Patent and Trademark Office.

            "Real Estate Interests": with respect to a Grantor, all Real Property Owned and all Real Property Leaseholds.

            "Real Estate Records": all books, records, information and data, in whatever form, maintained or compiled by or on behalf of any Grantor with respect to Collateral Real Estate Interests.

            "Real Property Leaseholds": all leases now or hereafter owned or held by a Grantor, of real property whether improved or unimproved and all rights, interests and estates, real and personal, arising under or in connection with such leases and such real property, including without limitation all buildings and all personal property and fixtures included under such leases.

            "Real Property Owned": means all parcels of land now or hereafter owned by a Grantor, together with the right, title and interest of the Grantor in and to adjacent streets, the air space and development rights, all rights of way, privileges, tenements, hereditaments and appurtenances thereto, and fixtures, easements, all royalties and rights pertaining to the use of the real property, including, without limitation, all alleys, vaults and drainage together with all buildings and other improvements now or hereafter erected thereon and all fixtures and personal

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property appertaining thereto and all additions thereto and all substitutions and replacements thereof.

            "Receivables": with respect to a Grantor, all of such Grantor's now owned and hereafter arising or acquired: Accounts (whether or not earned by performance), including, without limitation, Accounts owed to such Grantor by any of its Subsidiaries or Affiliates, together with all interest, late charges, penalties, collection fees, and other sums which shall be due and payable in connection with any Account; proceeds of any letters of credit naming such Grantor as beneficiary, chattel paper, instruments, documents, General Intangibles and guarantees and other security for any of the foregoing; rights of stoppage in transit, replevin, and reclamation; and other rights or remedies of an unpaid vendor, lienor, or secured party.

            "Scheduled Real Estate Interests": means the Real Estate Interests listed on Exhibit A.

            "Securities Act": the Securities Act of 1933, as amended.

            "Subject Equipment": means all Equipment of each Grantor, other than Equipment subject to a Permitted Lien and a Lien Prohibition.

            "Subsequent Pledged Securities":  as defined in Section 3.14(a).

            "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, or any State thereof and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Exhibits E and G, and (ii) the right to obtain all renewals thereof.

            "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Exhibit G and in Exhibit H, in each case, which is not subject to a Lien Prohibition.

            "Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

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            1.2 Other Definitional Provisions. (a) The words "hereof," "herein",
"hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Exhibit references are to this Agreement unless otherwise specified.

            (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

            (c) Where the context requires, terms relating to the Collateral or rights or remedies of the Secured Parties, shall, unless otherwise defined herein, have the meanings set forth in the New York UCC, and when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

            SECTION 2. GRANT OF SECURITY INTERESTS AND LIENS; RIGHTS OF AGENT
                       AND LENDERS.

            2.1 Grant of Security Interest and Liens. As security for the full and prompt payment and performance when due of all Obligations, each Grantor hereby grants to the Agent, for the benefit of the Secured Parties, a continuing security interest in, lien on, and assignment of, all of such Grantor's right, title and interest in the following, whether now owned or hereafter acquired or arising: (a) (i) Receivables (other than the Receivables identified on Exhibit J hereto (the "Excluded Receivables")), General Intangibles, Subject Equipment, Inventory, Intellectual Property, Collateral Real Estate Interests, and the Pledged Collateral; (ii) moneys, securities and other Property and accounts relating thereto, now or hereafter held or received by, or in transit to, the Agent, the Bank or any Lender from or for such Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, including, without limitation, all of such Grantor's deposit accounts, credits, and balances with the Agent, the Bank or any Lender, (iii) any Collateral Account and any deposit accounts with any financial institution with which the Grantor maintains deposits (other than trust accounts and other accounts excluded with the approval of the Agent); and (iv) books, records and other Property relating to or referring to any of the foregoing, including, without limitation, all books, records, ledger cards, data processing records, computer software and other Property, including without limitation the Real Estate Records; and (b) all Proceeds of all of the foregoing, wherever located and whether now existing or hereafter arising or acquired (all of the foregoing under subsections (a) and (b) above, together with all other Property in which the Agent may at any time be granted a Lien to secure any of the Obligations, being herein collectively referred to as the "Collateral"). The Agent, for the benefit of the Secured Parties, shall have all of the rights of a secured party with respect to the Collateral under the New York UCC and other applicable laws. Notwithstanding anything herein, in any Mortgage or in any filing relating hereto or thereto, no grant of a security interest in Equipment (other than Subject Equipment), is intended to be given hereby or thereby to the extent such Equipment is subject to a Permitted Lien and a Lien Prohibition.

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            2.2 Perfection and Protection of Security Interest. (a) Without
limiting the application of Section 3.13 with respect to Intellectual Property or Section 3.14 with respect to Pledged Collateral, each Grantor shall, at its expense, perform all steps to more fully perfect, maintain, protect, and enforce the Security Interest including, without limitation: (i) executing and filing
(A) financing or continuation statements, and amendments thereof, in form and substance satisfactory to the Agent, including without limitation for filing in the Uniform Commercial Code filing offices listed on Exhibit C hereto and (B) with respect to Intellectual Property, short-form security agreements in the form of Annex 1 and Annex 2 (for filing with the PTO) and Annex 3 (for filing with the Copyright Office) (and, in each case, the Power of Attorney attached thereto); (ii) delivering to the Agent the originals of all instruments, documents, and chattel paper, and all other Collateral of which the Agent determines it should have physical possession in order to more fully perfect and protect the Security Interest therein, duly endorsed or assigned to the Agent without restriction; (iii) placing notations on such Grantor's books of account to disclose the Security Interest; and (iv) at the Agent's request, delivering to the Agent all letters of credit on which such Grantor is named beneficiary.

            (b) The Agent may file, without any Grantor's signature, one or more financing statements describing the Collateral in whole or part. Each Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

            (c) If any Collateral is at any time in the possession or control of any warehouseman or bailee, then the Grantors shall notify the Agent thereof and shall notify such Person of the Security Interest in such Collateral and, upon the Agent's request following the occurrence and during the continuance of an Event of Default, instruct such Person to hold all such Collateral for the Agent's account subject to the Agent's instructions. If at any time any Collateral is located on any premises that are not owned by a Grantors (except for retail stores or warehouses leased by a Grantor, then, if the Agent so requests, the Grantors shall use commercially reasonable efforts to obtain written waivers, in form and substance satisfactory to the Agent, of all present and future Liens which the owner or lessor or any mortgagee of such premises may be entitled to assert against the Collateral.

            (d) From time to time, each Grantor shall, upon the Agent's request, execute and deliver confirmatory written instruments pledging to the Agent the Collateral, but a Grantor's failure to do so shall not affect or limit the Security Interest. So long as this Agreement is in effect and until all Obligations have been fully satisfied (other than any surviving indemnity obligations in the Loan Documents), the Security Interest shall continue in full force and effect in the Collateral (whether or not deemed eligible for the purpose of calculating the Revolving Borrowing Capacity of any Borrower or as the basis for any advance, loan, extension of credit, or other financial accommodation).

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            (e) The Liens granted to the Agent for the benefit of the Secured
Parties shall constitute valid and perfected Liens, free and clear of any Liens other than Permitted Liens.

            2.3 Perfecting and Protecting Security Interests and Liens With Respect to Collateral Real Estate Interests; Application of Repayments. (a) Each Grantor shall, at its expense, perform all steps reasonably requested by the Agent to more fully perfect, maintain, protect, and enforce the Security Interest and Liens on Collateral Real Estate Interests constituting Scheduled Real Estate Interests; and

            (b) With respect to any Collateral Real Estate Interest constituting an After-Acquired Real Estate Interest (i) promptly execute and deliver to the Agent a Mortgage substantially in the form of the Mortgage Form appropriate in respect of each such Collateral Real Estate Interest; (ii) cause such executed and delivered Mortgages to be duly recorded in the appropriate recording office or offices, and (iii) pay all fees and taxes and recording charges payable in connection therewith.

            (c) Notwithstanding anything herein or in any other Loan Document, including Section 30(b) of the Mortgages, to the contrary, the Grantors may, in the ordinary course of business and without the consent of the Agent, (i) modify, amend, surrender, cancel or terminate any Real Property Leasehold or
(ii) operate, repair, make additions to or demolish the Property or improvements relating to any Real Estate Interest, in each case, to the extent it is commercially reasonable to do so in such Grantors' good faith business judgment and subject in the case of a cancellation or termination to the giving of notice as provided in Section 7.3(d)(ii) and compliance with Section 8.1(e).

            2.4 Appraisals. The Grantors shall, at the request of the Agent, provide the Agent with, or give the Agent access to obtain, appraisals or updates thereof of any or all of the Collateral from an appraiser satisfactory to the Agent. If an Event of Default has occurred and is continuing, such appraisals or updates shall be at the expense of the Grantors. Otherwise, such appraisals or updates shall be at the Lenders' expense.

            2.5 Access and Examination. The Agent may at all reasonable times, and with reasonable notice, have access to examine, audit, make copies and extracts from, and inspect each Grantor's records, files, and books of account and the Collateral and to discuss each Grantor's affairs with such Grantor's officers and management. Each Lender may, at its own cost and expense, provide a representative or agent to accompany the Agent on any such examination, audit, or inspection. At the Agent's request, each Grantor will deliver to the Agent any instrument necessary for the Agent to obtain records from any service bureau maintaining records for such Grantor. The Agent may, without expense to the Agent or any Secured Party, use such of each Grantor's personnel, supplies, and premises as may be reasonably necessary for maintaining or enforcing the Security Interest. The Agent shall have the right, at any time, in the Agent's or any Secured Party's name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to the Accounts, by mail, telephone, or otherwise.

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            2.6 Insurance. The Grantors shall insure the Collateral (other than
Collateral no longer used or useful in the Grantors' business) for amounts and on terms (including deductibles) prudently determined by each Grantor in the context of industry practice against standard, all-risk perils, including without limitation loss or damage by fire with extended coverage, flood (for any Collateral Real Estate Interests located in an area identified by the Federal Emergency Management Agency ("FEMA") as an area having special flood hazards), theft, burglary, pilferage, loss in transit, and such other hazards as the Agent shall reasonably specify, under policies and by insurers reasonably acceptable to the Agent. The Grantors shall cause the Agent, on behalf of the Secured Parties, to be named in each such policy as secured party and loss payee or additional insured as its interests may appear, in a manner reasonably acceptable to the Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than ten (10) days' prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever. Upon request of the Agent, each Grantor shall deliver to the Agent original or certified duplicate policies, or certificates or other evidence reasonably satisfactory to the Agent of its compliance herewith. All premiums for such insurance shall be paid by the Grantors when due, and certificates of insurance and photocopies of the policies shall be delivered to the Agent. The Grantors shall promptly notify the Agent, in accordance with the terms of the Credit Agreement of any material loss, damage, or destruction to, or arising from the use of any Collateral. Following the occurrence and during the continuation of an Event of Default, the Agent is hereby authorized to collect all insurance proceeds directly.

            2.7 Collateral Reporting. Each Grantor will provide the Agent with the following documents at the following times in form satisfactory to the
Agent: (a) no later than Friday of each week, a Borrowing Base Certificate in the form of Exhibit I hereto (a "Borrowing Base Certificate"), calculated as of a date no earlier than the end of the preceding week, except as otherwise provided below; (b) if requested by the Agent within seven days after the end of each month, a monthly aging of Accounts for such month; (c) if requested by the Agent with each Borrowing Base Certificate, weekly warehouse Inventory turnover reports and weekly store Inventory reports; (d) if requested by the Agent, monthly perpetual inventory reports, reporting Inventory by location and major category; (e) such other reports as to the Collateral as the Agent shall reasonably request from time to time; and (f) certificates of an officer of such Grantor certifying as to the foregoing. If any Grantor's records or reports of the Collateral are prepared by an accounting service or other agent, such Grantor hereby authorizes such service or agent to deliver copies of such records, reports, and related documents to the Agent. If the Agent determines, in its sole discretion, that more timely reporting is necessary in order to administer effectively the terms hereof or to protect adequately the Secured Parties' rights and remedies hereunder, then the Grantors shall (to the extent feasible without the necessity of hiring additional employees or materially changing its accounting and reporting systems) calculate the Accounts and the Inventory in each Borrowing Base Certificate on a more timely basis.

            2.8 Right to Cure. The Agent may, in its sole discretion, pay any amount or do any act required of a Grantor hereunder in order to preserve, protect, maintain or enforce the Obligations, the Collateral or the Security Interest, and which such Grantor fails to pay or do, including, without limitation, payment of any judgment against such Grantor, any insurance premium, any warehouse charge, any processing charge, any landlord's claim, and any other Lien upon the Collateral. All payments that the Agent makes under this Section and all out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged to such Grantor's loan accounts as set forth in Sections 2.14, 2.15 and 11.10 of the Credit Agreement. Any payment made or other action taken by the Agent under this Section shall be without prejudice to any right to assert an Event or Event of Default hereunder and to proceed accordingly.

            2.9 Power of Attorney. Each Grantor hereby appoints the Agent and the Agent's designees as such Grantor's attorney, with power: (a) if an Event of Default has occurred and is continuing: (i) to endorse such Grantor's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent's possession; (ii) to sign such Grantor's name on drafts against customers and notices of assignment, financing statements and other public records; (iii) to sign such Grantor's name on notices to Account Debtors and on any invoice, bill of lading, or other document of title relating to any Collateral; and (iv) to do all things necessary to carry out this Agreement; and (b) to send requests for verification of Accounts to Account Debtors. Each Grantor ratifies and approves all acts of such attorney. The Agent will give each Grantor prior notice of any material act it intends to take as such Grantor's attorney when an Event of Default has not occurred. Neither the Agent nor the attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except those due to the Agent's bad faith, willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been finally paid and performed in full (other than any surviving indemnity obligations under Section 11.8 of the Credit Agreement).

            2.10 Recourse. This Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of each Grantor contained herein, in the other Loan Documents, or otherwise in writing in connection herewith or therewith.

            SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS

            Each Grantor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

            3.1 Necessary Filings. All filings, registrations and recordings, including filings in the PTO or the Copyright Office or similar agencies in any State or political subdivision thereof necessary or appropriate to create, preserve, protect and perfect the security interest granted by each Grantor to the Agent hereby in respect of the Collateral have been delivered to the Agent or its counsel on or before the Closing Date (or thereafter, as agreed by the Agent) and (after such filings have been made) the security interest granted to the Agent pursuant to this Agreement in and to the Collateral constitutes or shall constitute a perfected security interest therein (as provided in the Uniform Commercial Code) to the extent that perfection is effected through such filings, registrations or recordings, and is or shall be entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to security interests.

            3.2 Title to, Liens on, and Sale and Use of Collateral. Each Grantor represents and warrants to the Agent and each Lender that: (a) the Collateral is and will continue to be owned (or with respect to certain Intellectual Property, licensed) by the Grantors (except for Collateral disposed of in accordance with clause (d) of this provision), free and clear of all Liens whatsoever, except for the Security Interest and other Permitted Liens; (b) the Grantors will use the Collateral for lawful purposes only, and each Guarantor assumes all liability arising from the ownership or use of the Collateral; and (c) except as otherwise specifically provided herein or in any other Loan Document, the Grantors will not, without the Agent's prior written approval, sell, or dispose of or permit the sale or disposition of any Collateral, except as permitted hereunder or under the Credit Agreement. The inclusion of Proceeds in the Collateral shall not be deemed to constitute the Agent's consent to any sale or other disposition of the Collateral.

            3.3 Other Financing Statements. As of the Closing Date, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) on file or of record in any relevant jurisdiction covering or purporting to cover any interest of any kind in the Collateral except as disclosed in Exhibit B to the Credit Agreement and so long as any of the Obligations (other than any surviving indemnity obligations under the Credit Agreement) remain unpaid (or any Commitments are in effect), no Grantor will execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements or other registrations filed or to be filed in respect of Permitted Liens.

            3.4 Chief Executive Office; Records. As of the Closing Date, the location of the chief executive office of each Grantor is listed on Exhibit D. No Grantor will move its chief executive office except to such new location as such Grantor may establish in accordance with this Section 3.4. The originals of all documents evidencing all Receivables of each Grantor and the only original books of account and records of such Grantor relating thereto are, and will continue to be, kept at such chief executive office, at such other locations shown on Exhibit D hereto or at such new locations as such Grantor may establish in accordance with this Section 3.4 or Section 3.5; provided, that, so long as
(x) true and correct copies of all documents evidencing such Receivables and copies of such books and records are kept at such chief executive office or at such other locations shown on Exhibit D hereto, or at such new locations as Grantor may establish in accordance with this Section 3.4 or section 3.5, and
(y) the failure to maintain any original copies of the foregoing at such locations could not have an adverse effect upon the validity, perfection or priority of any security interest granted hereunder, each Grantor shall be permitted to keep original copies of the foregoing at other locations to be determined in a manner consistent with its past practices. No Grantor shall establish a new location for its chief executive office until (i) it shall have given to the Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Agent may reasonably request, and
(ii) with respect to such new location, it shall have taken all action to maintain the Security Interest of the Agent in the Collateral at all times to be fully perfected and in full force and effect, and at the request of the Agent, it shall execute and deliver all filing of financing statements or continuations and amendments or supplements thereto, as necessary, for filing in appropriate filing offices, and taken all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) necessary in order to perfect (and maintain the perfection and priority
of) the Security Interest. Any such notice of a change or addition to the locations on Exhibit D shall, after compliance with the immediately preceding sentence, be deemed to amend such Exhibit to reflect such change or addition, to the same extent as if the Grantors, the Agent and each Lender entered into a formal written amendment hereof for that purpose.

            3.5 Location of Inventory And Equipment. As of the Closing Date, all Inventory and Equipment (other than Vehicles) held on the date hereof by each Grantor is located at the addresses shown for such Grantor on Exhibit D hereto. Each Grantor agrees that all Inventory and all Equipment (other than Vehicles) now held or subsequently acquired by it shall be kept at (or shall be in transport to) the locations shown on Exhibit D hereto; provided, that each Grantor may establish a new location for Inventory and Equipment only if (i) it shall give to the Agent written notice of such new location as promptly as practicable and in no event later than 60 days after the establishment thereof, clearly describing such new location and providing such other information in connection therewith as the Agent may reasonably request, (ii) with respect to such new location, as promptly as practicable and in no event later than 75 days after the establishment thereof, it shall have taken all action to maintain the security interest of the Agent in the Collateral intended to be granted hereby to be at all times fully perfected and in full force and effect, and at the request of the Agent shall execute and deliver all filing of financing or confirmation statements and amendments or supplements thereto, as necessary, for filing in the appropriate filing office or offices, and taken all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) necessary, in order to perfect (and maintain the perfection and priority of) the Security Interest; provided further, that the requirements of the foregoing clauses (i) and (ii) shall not apply to Vehicles. Any such notice of a change or addition to the locations on Exhibit D shall, after compliance with the immediately preceding sentence, be deemed to amend such Exhibit to reflect such change or addition, to the same extent as if the Grantors, the Agent and each Lender entered into a formal written amendment hereof for that purpose.

            3.6 Trade Names; Change of Name. As of the Closing Date, no Grantor operates in any jurisdiction under, or in the preceding 12 months has operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name and such other trade, fictitious or other names as are listed for such Grantor on Exhibit E hereto. No Grantor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed for such Grantor on Exhibit E hereto and new names (including, without limitation, any names of divisions or operations) established in accordance with this Section 3.6. No Grantor shall assume or operate in any jurisdiction under any new trade, fictitious or other name until
(i) it shall have given to the Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Agent may reasonably request, (ii) with respect to such new name, it shall have taken all action to maintain the security interest of the Agent in the Collateral intended to be granted hereby at all times to be fully perfected and in full force and effect and at the request of the Agent, it shall have furnished to the Agent all financing or continuation statements and amendments or supplements thereto, as necessary, for filing in the appropriate filing office or offices, and taken all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) necessary, in order to perfect (and maintain the perfection and priority of) the Security Interest. Any such notice of change in or additions to trade, fictitious or other names on Schedule E, shall, after compliance with the immediately preceding sentence, be deemed to amend such Exhibit to reflect such change or addition, to the same extent as if the Grantor, the Agent and each Lender entered into a formal written amendment hereof for such purpose.

            3.7 Accounts. (a) (i) Each existing Account of each Grantor represents, and each future Account of such Grantor will represent, a bona fide sale or lease of goods by such Grantor, or the rendition of services by such Grantor; (ii) each existing Account of such Grantor is, and each future Account of such Grantor will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without deduction other than such allowances or credits given or allowed and in accordance with the Grantor's ordinary business practices or as otherwise permitted hereunder or under the Credit Agreement;
(iii) all payments received with respect to each Account of such Grantor, and all credits, discounts, allowances, and extensions with respect to each such Account, will be accurately reflected in each report of Accounts given to the Agent under the Loan Documents; and (iv) all goods described in each invoice will have been delivered to the Account Debtor and all services of such Grantor described in each invoice will have been performed.

            (b) A Grantor shall not re-date any invoice or sale or make sales on extended dating beyond that customary in such Grantor's business. Together with each Borrowing Base Certificate delivered, Grantor shall deliver a schedule of all Account Debtors with an outstanding account balance of more than $250,000, 50% or more of which is over 30 days past due, the foregoing schedule to be true and correct as of the date of delivery thereof.

            (c) Without the Agent's prior written consent, a Grantor shall not accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account other than (i) in connection with a Permitted Inducement, (ii) as part of or in connection with a Permitted Claim Settlement or (iii) to the extent consistent with such Grantor's prior business practices. Any instrument accepted by a Grantor (with the Agent's prior consent or as permitted hereunder) shall be considered as evidence of the Account and not payment thereof and upon the Agent's request, such Grantor will promptly deliver such instrument to the Agent appropriately endorsed.

            (d) Each Grantor shall, consistent with prior practice, promptly settle or adjust all disputes and claims with or against Account Debtors without expense to the Agent or any Lender. The Agent's prior written consent shall be required in connection with any discount, credit or allowance made or given if
(i) the amount thereof exceeds $100,000 and an Event of Default has occurred and is continuing, or (ii) such discount, credit or allowance is made or given other than as a part of or in connection with a Permitted Inducement or Permitted Claim Settlement or otherwise in the ordinary course of such Grantor's business, or (iii)(x) an individual discount, credit or allowance exceeds $500,000 in amount (excluding the amount described in the proviso hereto) or (y) the aggregate amount of all such discounts, credits and allowances made or given by all Grantors since the date of the most recently delivered Borrowing Base Certificate exceeds $1,000,000 (excluding the amount described in the proviso hereto); provided, however, that so long as no Event of Default has occurred and is continuing, the Agent's consent shall not be required for discounts, credits or allowances made or given by a Grantor in favor of M&G Markets, Inc. and M. Ray & T. Carole Overdorff and their respective Affiliates. At all times when an Event of Default exists and is continuing, each Grantor shall promptly notify the Agent of disputes and claims, and the Agent may settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Agent considers advisable. In such cases, the Agent will credit the applicable Grantor's loan accounts with only the net amounts received by the Agent in payment of an Account.

            (e) If an Account Debtor returns any Inventory to a Grantor, then such Grantor shall promptly determine the reason for such return and, subject to
Section 3.7(d), shall issue a credit memorandum to the Account Debtor in the appropriate amount. All returned Inventory shall remain subject to the Security Interest. Whenever any Inventory is returned, the related Account of such Grantor shall be deemed ineligible and, unless such return has been appropriately reflected in a Borrowing Base Certificate, the Revolving Borrowing Capacity of such Grantor shall be adjusted accordingly.

            3.8 Inventory. All of the Inventory of such Grantor is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of such Grantor's business. Each Grantor will keep its Inventory in good and marketable condition, at its own expense. Each Grantor will maintain a perpetual inventory reporting system at all times. Each Grantor will conduct a physical count of the Inventory at least once each Fiscal Year, and, after an Event of Default has occurred and so long as it is continuing, at such other times as the Agent requests, and shall promptly supply the Agent with a copy of such count accompanied by a report of the value of such Inventory (valued at the lower of cost, on a first-in, first-out basis, or market value, computed in the same manner as the Value of Eligible Inventory). On any report of Inventory or Accounts provided to the Agent pursuant to Section 2.7 or otherwise, the Grantors will identify the amount of all Inventory reported therein which was acquired or accepted, and the amount of all Accounts reported therein which arose from sales of Inventory, on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis; and the Grantors will not include any such Inventory or Accounts as Eligible Inventory or Eligible Accounts in any Borrowing Base Certificate.

            3.9 Franchise Agreements. As of, and after giving effect to, the Closing Date, (a) Exhibit F hereto is a complete list of the name of each Person which operates a Riverside Markets, Bi-Lo Markets, or Big M franchise on the date hereof, and the location of each such franchise; (b) each of the Franchise Agreements is in full force and effect; and (c) none of the Grantors or, to the best of their knowledge, any other party to the Franchise Agreements is in default under one or more of the Franchise Agreements in any material respect. If the Grantors add any new franchise to the Riverside Markets, Bi-Lo Markets, or Big M franchise programs, or terminate any such franchise, or change the Person operating any such franchise, then the Grantors shall give the Agent written notice thereof within 30 days after such event occurs. Each Grantor shall fully perform all of its obligations under the Franchise Agreements in all material respects, and shall enforce all of its rights and remedies thereunder, in each case as it deems appropriate in its business judgment; provided, however, that none of the Grantors shall (x) take any action or fail to take any action with respect to the Franchise Agreements that would result in a waiver or other loss of any material right or remedy of any Grantor thereunder, or (y) without the Agent's prior written consent, modify, amend, supplement, compromise, satisfy, release, or discharge any of the Franchise Agreements or any Person liable directly or indirectly with respect thereto if an Event of Default has occurred and is continuing or would occur after giving effect thereto and if in the case of each of (x) or (y), such action (or inaction) is reasonably likely to have a Material Adverse Effect. If an Event of Default has occurred and is continuing, then to the extent permitted by applicable law or the relevant agreements, the Agent may directly enforce the Franchise Agreements in its own or any Grantor's name and may enter into such settlements or other agreements with respect thereto as the Agent determines. All amounts thereby recovered by the Agent, after deducting the Agent's costs and expenses in connection therewith, shall be applied to the Obligations in such order as provided in the Credit Agreement. In any proceeding or action brought by the Agent under any of the Franchise Agreements for any sum owing thereunder, each of the Grantors shall jointly and severally indemnify and hold the Agent harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement or liability at any time owing from any Grantor to such obligor. All such obligations of the Grantors shall be and remain enforceable only against the Grantors and shall not be enforceable against any of the Secured Parties. Notwithstanding any provision hereof to the contrary, each of the Grantors shall at all times remain liable to observe and perform all of its duties and obligations under the Franchise Agreements, and the Secured Parties' exercise of any of their rights with respect to the Collateral shall not release a Grantor from any of such duties and obligations. The Agent shall not be obligated to perform or fulfill any of the Grantor's duties and obligations under the Franchise Agreements or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or Property received by it thereunder.

            3.10 [Intentionally Deleted]

            3.11 Additional Representations, Warranties and Covenants With Respect to Equipment. (a) The Agent shall at all times have free access to and right of inspection of the Equipment and Equipment records (and the right to make extracts therefrom and to receive true copies thereof and of any papers or instruments relating to the Equipment); (b) the Subject Equipment is and shall remain personal property, and no Grantor will permit, other than in the ordinary course of business, any of the Subject Equipment to become a part of or affixed to real property with the effect that the owner thereof or the mortgagee of such owner shall obtain rights therein superior to those of the Agent, without prior written notice to and consent by the Agent; (c) each Grantor shall keep the Subject Equipment in good order, repair, running and marketable condition (ordinary wear and tear excepted); and shall use the Subject Equipment with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with all applicable laws, and Grantors assume all responsibility and liability arising from the use of the Subject Equipment; and
(d) without the prior written consent of the Agent, a Grantor will not Dispose of (except as provided in Section 8.1 of the Credit Agreement) or grant a Lien upon, (except as permitted by Section 8.9 of the Credit Agreement) the Subject Equipment, or any part thereof; and (e) the Subject Equipment valued in the Daley-Hodkin Appraisal Corporation Appraisal dated March 12, 1999, is, as of the Closing Date, owned by one or more of the Grantors.

            3.12 Additional Representations, Warranties and Covenants With Respect to Collateral Real Estate Interests.

            (a) (i) The Collateral Real Estate Interests of each Grantor are owned, and will be so owned, free and clear of any Lien (other than Permitted Liens); (ii) the Real Estate Records are located at the addresses of the locations set forth on Exhibit D hereto, and Grantors will not change the same without prior written notice to the Agent; and (iii) the Collateral Real Estate Interests are being used and will be used in the business of the Grantors and not for personal, family, household or farming use, for lawful purposes only, with all reasonable care and caution and in conformity with Legal Requirements;

            (b) Each Grantor covenants and agrees that: (i) the Agent shall at all times have free access to and right of inspection of the Collateral Real Estate Interests and Real Estate Records (and the right to make extracts therefrom and to receive originals or true copies thereof and of any papers or instruments relating to the Collateral Real Estate Interests); (ii) it assumes all responsibility and liability arising from the use of the Collateral Real Estate Interests; and (iii) it will not Dispose of (except as provided in Section 8.1 of the Credit Agreement) or grant a

Lien upon, (except as permitted by Section 8.9 of the Credit Agreement) the Collateral Real Estate Interests, or any part thereof;

            (c) In addition to the requirements of Section 2.3(a) with respect to the execution, delivery and recording of Mortgages, with respect to After-Acquired Real Estate Interests, and if requested by the Agent, the Agent shall receive as soon as commercially reasonable:

                  (i) a mortgagee's title insurance policy (or policies) or marked up unconditional binder for such insurance. Each such policy shall (A) be in an amount reasonably satisfactory to the Agent; (B) be issued at ordinary rates; (C) insure that the Mortgage insured thereby creates a valid Lien on such Real Property owned free and clear of all defects and Liens except for Permitted Liens; (D) name the Agent for the benefit of the Secured Parties as the insured thereunder; (E) be in the form of ALTA Loan Policy - 1970 (Amended 10/17/70 and 10/17/84) (or equivalent policies); (F) contain such endorsements and affirmative coverage as the Agent may reasonably request and (G) be issued by title companies satisfactory to the Agent (including any such title companies acting as co-insurers or reinsurers, at the option of the Agent). The Agent shall have received evidence satisfactory to it that all premiums in respect of each such policy, all charges for mortgage recording tax, and all related expenses, if any, have been paid;

                  (ii) (and the title insurance companies issuing the policies referred to in clause (i) above (collectively, the "Title Insurance Company" shall have received), maps or plats of an as-built survey of the sites of any After-Acquired Real Estate Interest, certified to the Agent and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date satisfactory to the Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to the Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (A) the locations and heights on such sites of all the buildings, structures and other improvements, the established building setback lines and other zoning requirements, together with a certification setting forth the Legal Requirements with respect to the foregoing; (B) the number of striped parking spaces together with the minimum number of spaces required to comply with all Legal Requirements; (C) the lines of streets abutting the sites and width thereof; (D) all access and other easements appurtenant to the sites; (E) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (F) any encroach ments on any adjoining property by the building structures and improvements on the sites; (G) if the site is described as being on a filed map, a legend relating the survey to said map; and (H) the flood zone designations, if any, in which the Real Property Owned is located.

                  (iii) (A) a policy of flood insurance which (1) covers any After-Acquired Real Estate Interest constituting Real Property Owned and which is located in an area identified by FEMA as an area having special flood hazards, and is to be encumbered by any Mortgage, (2) is written in an amount not less than the outstanding principal amount of the indebtedness secured by such Mortgage which is reasonably allocable to such Real Property Owned or the maximum limit of coverage made available with respect to the particular type of property under the National Flood Insurance Act of 1968, whichever is less, and
(3) has a term ending not later than one year after the Termination Date; (B) confirmation that the Grantor has received the notice required pursuant to
Section 208(e)(3) of Regulation H of the Board; and (C) (1) "Phase One" environmental reports, (2) Property condition reports, (3) evidence as to zoning compliance and (4) a certificate of occupancy.

                  (iv) The Agent shall have received a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in clause (ii) above and a copy of all other material documents affecting such Collateral Real Estate Interest.

            (d) Each Grantor shall notify the Agent in writing not later than 30 days after the end of each month of the acquisition of any After-Acquired Real Estate Interest during such month, setting forth in such notice the nature of such Property and such other information as may be reasonably requested by the Agent, including copies of all material agreements and documents with respect to such acquisition.

            3.13 Special Provisions Concerning Intellectual Property.

            (a) Trademarks.

                  (i) Additional Representations and Warranties. Each Grantor represents and warrants as of the Closing Date that: (1) it is the true and lawful, sole and exclusive owner of the Trademarks listed for such Grantor on Exhibit G hereto with respect to the goods and services sold by such Grantor (or its licensee) thereunder and that Exhibit G includes all the material Trademarks that are registered or applied for and all material unregistered Trademarks that such Grantor now has trademark rights in connection with its business; (2) it owns or is licensed to use all material Trademarks that it uses, and that all licenses to Grantor to use any material Trademarks, to the best of such Grantor's knowledge, are in full force and effect; (3) it is the owner of record of all registrations and applications listed for such Grantor on Exhibit G hereto and that said registrations are, to the best of such Grantor's knowledge, valid, subsisting, have not been canceled and that such Grantor is not aware of any third-party claim pending, threatened, or supportable that any of said registrations is invalid or unenforceable; (4) all registration and maintenance fees that have become due and payable in respect of any Trademarks listed on Exhibit G have been paid and, to the best knowledge of such Grantor, no act has been done or omitted to be done by such Grantor which act or omission entitles any governmental authority to cancel, forfeit, modify or declare abandoned any of the material Trademarks listed on Exhibit G; and (5) to the knowledge of such Grantor, there are no pending or threatened suits, claims, oppositions, or other challenges by any person against the ownership by such Grantor of any of the material Trademarks listed on Exhibit G and to the knowledge of such Grantor, the conduct of the business of such Grantor and its use of any material Trademark listed on Exhibit G in connection therewith does not infringe upon or otherwise violate any right of any third party. Each Grantor hereby grants to the Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the PTO in order to effect an absolute assignment of all right, title and interest in each Trademark, and record the same, in connection with the sale or transfer of that portion of the Grantor's business to which the Trademark relates.

                  (ii) Licenses and Assignments. Each Grantor represents and warrants that the documents listed on Exhibit H and the Franchise Agreements listed on Exhibit F (and any other Franchise Agreements or licensing agreements entered into after the Closing Date in the ordinary course of business) set forth, as of the Closing Date, a complete and accurate list of all material license agreements and other agreements pursuant to which such Grantor has granted to any third party any right in and to any of the Trademarks. Other than the license agreements listed for each Grantor on Exhibit H and the Franchise Agreements listed on Exhibit F (and any other franchise agreements or licensing agreements entered into after the Closing Date in the ordinary course of business) and any extensions or renewals thereof, such Grantor hereby agrees not to divest itself of any right under any material Trademark absent prior written approval of the Agent, unless, in each case, the management of the Grantor concludes that the Trademark in question is of minimal value to the Grantor.

                  (iii) Infringements. Each Grantor agrees, promptly upon learning thereof, to notify the Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who, in any material respect, may be infringing or otherwise violating any of such Grantor's rights in and to any material Trademark, or with respect to any party claiming that such Grantor's use of any material Trademark violates or infringes upon in any material respect any right of that party. Each Grantor further agrees, unless otherwise agreed by the Agent, to prosecute diligently (to the extent it is commercially reasonable to do so in the Grantor's good faith business judgment) any Person infringing, in any material respect, any material Trademark, unless, in each case, the management of the Grantor concludes that the Trademark is of minimal value to the Grantor.

                  (iv) Preservation of Trademarks. Except in a case in which the management of the Grantor concludes that the Trademark in question is of minimal value to such Grantor, each Grantor agrees to use its reasonable best efforts:
(A) to use each of its material Trademarks in interstate commerce in each and every trademark class of goods and/or services in which such Trademark is currently used during the time in which this Agreement is in effect, sufficiently to preserve such Trademarks as Trademarks or service Trademarks under the laws of the United States, any State thereof or any political subdivision thereof, (B) to maintain at a level at least in accordance with past practice the quality of products and services offered under material Trademarks,
(C) to employ such material Trademarks as are registered with the notice of Federal or other registration as the case may be, if such violation would have a Material Adverse

Effect, (D) not to use any material Trademark or otherwise operate its business in material violation of any third party's rights to the extent it could reasonably be expected to have a Material Adverse Effect, and (E) not to do any act or knowingly omit to do any act that could result in cancellation, forfeiture, modification or abandonment of any material Trademark, if such result would have a Material Adverse Effect.

                  (v) Maintenance of Registration. Each Grantor shall (i) at its own expense use commercially reasonable efforts to diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. Sections 1051 et seq. to maintain trademark registration (or, with respect to applications, to make commercially reasonable efforts to have a registration issue therefrom), including but not limited to affidavits of use and applications for renewals of registration in the PTO for all of its material Trademarks pursuant to 15 U.S.C. Sections 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith and (ii) not abandon any registration or application for any material Trademark prior to the exhaustion of all administrative and judicial remedies (to the extent it is commercially reasonable to do so in the good faith judgment of the Grantor) without prior written consent of the Agent, unless, in each case, the management of the Grantor concludes that the Trademark is of minimal value to the Grantor.

                  (vi) Future Registered Trademarks. If any Trademark registration issues hereafter to any Grantor as a result of any application now or hereafter pending before the PTO or any similar office or agency of any jurisdiction, or if any Grantor acquires any Trademarks, then within thirty (30) days of receipt of any certificate evidencing such registration or the effectiveness of the acquisition thereof, as appropriate, such Grantor shall deliver a copy of such certificate or sufficient documents to evidence such acquisition, and a grant of a security interest in such mark to the Agent, confirming the grant thereof hereunder substantially in the form of Annex 1 hereto.

                  (vii) Remedies. If there shall occur and be continuing an Event of Default, the Agent may, by written notice to any Grantor, take any or all of the following actions in addition to any rights and remedies that the Agent may have under any Loan Document or applicable law: (x) declare the entire right, title and interest of such Grantor in and to each of the Trademarks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Agent for the benefit of the Lenders, in which case the Agent shall be entitled to exercise the power of attorney referred to in Section 3.13(a)(i) hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (y) take and use or sell the Trademarks and the goodwill of such Grantor's business symbolized by the Trademarks and the right to carry on the business and use the assets of such Grantor in connection with which the Trademarks have been used; and (z) direct such Grantor to refrain, in which event such Grantor shall refrain, from using the Trademarks in any manner whatsoever, directly or indirectly, and, if requested by the Agent, change such Grantor's corporate name to eliminate therefrom any use of any Trademark and execute such other and further documents that the Agent may reasonably request to further confirm this and to transfer ownership of the Trademarks and registrations and any pending trademark application in the PTO to the Agent.

            (b) Patents and Copyrights.

                  (i) Additional Representations and Warranties. Each Grantor represents and warrants that: as of the Closing Date, it does not own any Patents or Copyrights. Each Grantor hereby grants to the Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the Copyright Office or the PTO in order to effect an absolute assignment of all right, title and interest in each Patent and Copyright, and record the same.

                  (ii) Licenses and Assignments. Other than franchise agreements or licensing agreements entered into in the ordinary course of business, and any extensions or renewals thereof, such Grantor hereby agrees not to divest itself of any right under any material Patent or material Copyright absent prior written approval of the Agent, unless in each case the management of the Grantor concludes that the Patent or Copyright is of minimal value to the Grantor.

                  (iii) Infringements. Each Grantor agrees that it shall not use its Patents or Copyrights or otherwise operate its business, in violation of any third party's rights known to such Grantor, to the extent such violation is likely to have a Material Adverse Effect. Each Grantor agrees, promptly upon learning thereof, to furnish the Agent in writing with all pertinent information available to such Grantor with respect to any material infringement or other material violation of such Grantor's rights in any Patent or Copyright, or with respect to any claim that the use of any Patent or Copyright materially violates any right of any party. Each Grantor further agrees, absent direction of the Agent to the contrary, diligently to prosecute (to the extent it is commercially reasonable to do so in the good faith judgment of the Grantor) any Person infringing, in any material respect, any material Patent or material Copyright unless in each case the management of the Grantor concludes that the Patent or Copyright is of minimal value.

                  (iv) Maintenance of Patents and Copyrights. At its own expense, each Grantor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. Section 41 to maintain in force rights under each Patent (to the extent it is commercially reasonable to do so in the good faith judgment of the Grantor). Each Grantor agrees that it shall not do or knowingly omit any act that could result in the impairment, cancellation, forfeiture, modification, abandonment, or dedication to the public of any material Patent or material Copyright unless in each case the management of the Grantor concludes that the Patent or Copyright is of minimal value.

                  (v) Other Patents and Copyrights. Within 30 days of acquisition, issuance or registration of a Patent or Copyright, or of filing of an application for a United States Patent or Copyright, such Grantor shall deliver to the Agent a copy of said Patent or Copyright or such application, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially in the form of Annex 3 hereto (for Patents) or Annex 2 hereto (for Copyrights), as appropriate.

                  (vi) Remedies. If there shall occur and be continuing an Event of Default, the Agent may by written notice to any Grantor, take any or all of the following actions: (x) declare the entire right, title, and interest of such Grantor in each of the Patents and Copyrights vested, in which event such right, title, and interest shall immediately vest in the Agent for the benefit of the Secured Parties, in which case the Agent shall be entitled to exercise the power of attorney referred to in Section 3.13(b)(i) of this Agreement to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (y) take and use or sell the Patents and Copyrights; and
(z) direct such Grantor to refrain, in which event such Grantor shall refrain, from using the Patents and Copyrights directly or indirectly, and such Grantor shall execute such other and further documents as the Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Agent for the benefit of the Secured Parties, as the Agent may reasonably request.

            3.14 Special Provisions as to Pledged Collateral.

            (a) Specific Grant. As security for the payment and performance in full of the Obligations, each Pledge Grantor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers to the Agent, and grants to the Agent, for the benefit of the Secured Parties, a security interest in all its right, title and interest in the following:

                  (i) (A) the shares of common stock listed on Exhibit B (the "Initial Pledged Securities") with respect to each Issuer identified on such Exhibit B (the "Initial Issuers") and (B) any additional shares of Capital Stock of an Initial Issuer owned by any Grantor or the Capital Stock of any other Subsidiary of a Borrower to the extent this Agreement or the Credit Agreement requires that such Capital Stock become subject to the Security Interest at any time after the Closing Date (the "Subsequent Pledged Securities");

                  (ii) the Pledged Notes; and

                  (iii) subject to Section 3.14(e) below, all proceeds of the Pledged Securities and the Pledged Notes including, without limitation, all cash, securities or other property at any time and from time to time received by or otherwise distributed to the Pledge Grantor in respect of or in exchange for any of or all the Pledged Securities or the Pledged Notes (the items referred to in clauses (i) through (iii) being collectively called the "Pledged Col lateral").

            (b) Delivery of Pledged Collateral. (i) Pledged Securities. Each Pledge Grantor shall deliver to the Agent, on the Closing Date, the Initial Pledged Securities, and agrees promptly to deliver or cause to be delivered to the Agent any and all Subsequent Pledged Securities, in each case in such manner that the Agent shall have "control" thereof as defined in the New York UCC (including, in the case of certificated securities, accompanied by undated stock powers duly executed in blank and any and all certificates or other instruments or documents representing any of such Pledged Securities), together with other instruments of transfer reasonably satisfactory to the Agent as the Agent may reasonably request.

                  (ii) Pledged Notes. Upon the written request of the Agent given in its sole discretion, each Pledge Grantor shall deliver any Pledged Note held by it to the Agent together with an endorsement to the order of the Agent, which endorsement may be without recourse.

                  (iii) Schedule. Each delivery after the Closing Date of Subsequent Pledged Securities or Pledged Notes shall be accompanied by a schedule showing a description of the Pledged Collateral then being pledged hereunder, which schedule shall be attached hereto as a supplement to Exhibit B and made a part hereof. Each schedule so delivered shall, to the extent complete and accurate, supersede any prior schedules so delivered.

            (c) Representations, Warranties and Covenants. (i) Each Pledge Grantor hereby represents, warrants and covenants to and with the Agent that:

                  (A) except as otherwise permitted under the Credit Agreement, such Pledge Grantor (1) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities and the Pledged Notes that it pledges hereunder, (2) will hold the Pledged Collateral free and clear of all Liens other than Permitted Liens, and (3) will make no assignment, pledge, hypothecation or transfer of, or create any Lien on, the Pledged Collateral, except as permitted under the Credit Agreement;

                  (B) such Pledge Grantor (1) has good right and legal authority to pledge the Pledged Collateral it is pledging hereunder in the manner hereby done or contemplated and (2) will defend its title or interest thereto or therein against any and all attachments, liens, claims, encumbrances, security interests or other impediments of any nature, however arising, of all Persons whomsoever, other than Permitted Liens;

                  (C) no consent or approval of any governmental body or regulatory authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

                  (D) by virtue of the execution and delivery by such Pledge Grantor of this Agreement, when the Agent obtains control of the Property constituting the Pledged Securities and possession of the Pledged Notes, including by delivery to the Agent in accordance with this Agreement of the certificates, instruments or other documents representing or evidencing the Pledged Securities and the Pledged Notes, the Agent will obtain a valid and per fected first lien upon and security interest in the Pledged Collateral as security for the repayment of the Obligations (to the extent perfection is so effectuated), free and clear of all other Liens other than Permitted Liens;

                  (E) at the Closing Date, the Initial Pledged Securities constitutes all of the issued outstanding shares of Capital Stock of each Initial Issuer and such Grantor owns no other equity securities of such Initial Issuers;

                  (ii) all of the Initial Pledged Securities have been validly issued, fully paid and are non-assessable. There is no existing option, warrant, call, commitment or other agreement to which Penn Traffic or any Initial Issuer is a party requiring, and there are no convertible securities of Penn Traffic or any Initial Issuer outstanding which upon conversion would require, the issuance of any additional stock of any Initial Issuer or other securities convertible into stock of any Initial Issuer, there are no stockholders' preemptive rights created by agreement, or rights of first refusal or other similar rights with respect to the issuance of stock of any Initial Issuer.

            (d) Registration in Nominee Name; Denominations. To the extent permitted under applicable law, and any agreement governing the Pledged Notes, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right (in its sole and absolute discretion with subsequent notice to the relevant Securities Grantor) to transfer to or to register the Pledged Securities, in its own name or the name of its nominee. In addition, the Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

            (e) Voting Rights; Dividends; etc. (i) Unless and until an Event of Default shall have occurred and be continuing:

                  (A) The Pledge Grantor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement and the Credit Agreement.

                  (B) The Agent shall execute and deliver to the Pledge Grantor, or cause to be executed and delivered to the Pledge Grantor, all such proxies, powers of attorney, and other instruments as the Pledge Grantor may reasonably request for the purpose of enabling the Pledge Grantor to exercise the voting and/or consensual rights and powers which they are entitled to exercise pursuant to subparagraph (A) above.

                  (C) The Pledge Grantor shall be entitled to receive and retain any and all cash dividends paid on the Pledged Securities only to the extent that such interest or cash dividends are permitted by, and otherwise paid in accordance with the terms and conditions of, the Credit Agreement and applicable laws. Any and all:

                     a. noncash dividends,

                     b. stock or dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, and

                     c. instruments, securities, other distributions in
                        property, return of capital, capital surplus or paid-in surplus or other distributions made on or in respect of Pledged Securities (other than dividends permitted by this Section 3.14 (e)(C)), whether paid or payable in cash or otherwise, whether resulting from a subdivision, combi nation or reclassification of the outstanding capital stock of any Issuer of any Pledged Securities or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by the Pledge Grantor, shall not be commingled by the Pledged Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and the Secured Parties and shall be forthwith delivered to the Agent in the same form as so received (in the manner required for delivery under Section 3.14(b).

                  (ii) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledge Grantor to receive any dividends which the Pledge Grantor is authorized to receive pursuant to paragraph (i)(C) of this Section 3.17 (e) shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends. All dividends which are received by the Pledge Grantor contrary to the provisions of this Section shall be received in trust for the benefit of the Secured Parties, shall be segregated from other property or funds of the Pledge Grantor and shall be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section shall be retained by the Agent in an account to be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the applicable provisions of the Credit Agreement.

                  (iii) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledge Grantor to exercise the voting and consensual rights and powers which it is entitled to exercise pursuant to
Section 3.14(e) shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

            (f) Issuance of Additional Securities. Each Pledge Grantor agrees that, it will cause each Issuer not to issue any equity securities, whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Securities or otherwise, unless such shares are pledged hereunder.

            3.15 Further Assurances; Additional Grantors; Additional Actions, etc. (a) Each Grantor agrees, upon the request of the Agent, to take such actions, including the execution and delivery to the Agent of such amendments to this Agreement or such other documents as the Agent deems necessary or advisable to create and perfect the Security Interest granted under this Agreement, free and clear of any Liens except Permitted Liens, including without limitation, the filing of Uniform Commercial Code financing statements or amendments or continuations in such jurisdictions as may be required by this Agreement or by law or as may be requested by the Agent.

            (b) With respect to any new Subsidiary created or acquired after the Closing Date, by a Grantor or any of such Grantor's Subsidiaries, promptly (i)
(A) execute and deliver to the Agent such amendments to this Agreement as the Agent deems necessary or advisable to grant to the Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the securities of such new Subsidiary which are owned by such Grantor or any of its Subsidiaries, and (B) take the action required by Section 3.14(b) and (ii) cause such new Subsidiary (A) to become a party to this Agreement and (B) to take such actions necessary or advisable to grant to the Agent for the benefit of the Secured Parties a perfected security interest in the Collateral (free and clear of any Lien other than a Permitted Lien) in which such new Subsidiary has an interest (other than such Property as is subject to a Permitted Lien and a Lien Prohibition), including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by this Agreement or by law or as may be requested by the Agent.

            SECTION 4. REMEDIES UPON OCCURRENCE OF SPECIFIED EVENTS

            4.1 Remedies; Obtaining the Collateral upon Default. Each Grantor agrees that, if there shall have occurred and be continuing any Event of Default, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions (and, with respect to Intellectual Property, the Lanham Act, the Copyright Act and the Patent Act) and may also:

            (a) personally, or by any agent or attorneys, immediately retake possession of the Collateral or any part thereof, from each Grantor or any other Person who then has possession of any part thereof with or without (to the extent permitted by applicable law) notice or process of law, and for that purpose may enter upon such Grantor's premises or, to the extent that any Grantor has a right to consent thereto, such other Person's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Grantor; and

            (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Agent and may exercise any and all remedies of such Grantor in respect of such Collateral; and

            (c) sell, assign or otherwise liquidate, or direct each Grantor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

            (d) take possession of the Collateral or any part thereof, by directing each Grantor in writing to deliver the same to the Agent at any place or places designated by the Agent, in which event such Grantor shall at its own expense:

                  (i) forthwith cause the same to be moved to the place or places so designated by the Agent and there delivered to the Agent, and

                  (ii) store and keep any Collateral so delivered to the Agent at such place or places pending further action by the Agent as provided in
Section 4.2, and

                  (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

            (e) license or sublicense, whether on an exclusive or nonexclusive basis, any Intellectual Property included in the Collateral for such term and on such conditions and in such manner as the Agent shall in its sole judgment determine; and

            (f) without consent from any Grantor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash or credit, grant other indulgences, extensions, renewals, compositions, or releases (to Persons directly or indirectly liable in connection with the foregoing Collateral), and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, or any insurance applicable thereto.

it being understood that each Grantor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Agent shall be entitled to a decree requiring specific performance by such Grantor of said obligation.

            4.2 Remedies; Disposition of the Collateral. Any Collateral repossessed by the Agent under or pursuant to Section 4.1 and any other Collateral whether or not so repossessed by the Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Agent or after any overhaul or repair which the Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to such Grantor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of such Grantor or any nominee of such Grantor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to such Grantor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the City of New York as well as the City of Syracuse, New York. To the extent permitted by any such requirement of law, any of the Secured Parties may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to such Grantor. In the payment of the purchase price of the Collateral, the purchaser shall be entitled to have credit on account of the purchase price thereof of amounts owing to such purchaser on account of any of the Obligations which would be payable to it in accordance with the terms and provisions of the Credit Agreement, and any such purchaser may deliver notes, claims for interest, or claims for other payment with respect to such Obligations in lieu of cash up to the amount which would, upon distribution of the net proceeds of such sale, be payable thereon. Such notes, if the amount payable hereunder shall be less than the amount due thereon, shall be returned to the holder thereof after being appropriately stamped to show partial payment. If, under mandatory requirements of applicable law, the Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to such Grantor as hereinabove specified, the Agent need give such Grantor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Such Grantor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Grantor's expense.

            4.3 Remedies; Collateral Real Estate Interests. Upon the occurrence and during the continuance of an Event of Default, or at any time after acceleration under Section 9.2 of the Credit Agreement, the Agent shall have the right (in addition to any other rights the Agent may have under this Agreement, any Mortgage or applicable law) at any time and from time to time, (i) with or without judicial process or the aid or assistance of others, to enter upon any premises constituting any Collateral Real Estate Interest and, without resistance or interference by a Grantor, take possession and control of the Collateral Real Estate Interest; (ii) take possession of all Real Estate Records; (iii) exercise all rights and powers of the Grantor including to collect all revenues, rents and profits; (iv) to sell or otherwise dispose of any or all of the Collateral Real Estate Interests, by foreclosure, public or private sale or otherwise. Rights of the Agent under this Section 4.3 shall be exercised consistently with any superior rights under applicable law of holders of prior Liens.

            4.4 Waiver of Claims. Except as otherwise provided in this Agreement, EACH GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE AGENT'S TAKING POSSESSION OR THE AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH GRANTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Grantor hereby further waives, to the extent permitted by law:

            (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Agent's gross negligence or willful misconduct, but in no event any consequential or punitive damages;

            (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Agent's rights hereunder; and

            (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

            Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of each Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against each Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Grantor.

            4.5 Application of Proceeds. All moneys collected by the Agent upon any sale or other disposition of the Collateral, together with all other moneys received by the Agent hereunder, or under any Guaranty Agreement or other Loan Document, shall be applied in the manner provided in the Credit Agreement.

            4.6 Remedies Cumulative; No Waiver. Each and every right, power and remedy hereby specifically given to the Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, Hedging Agreements or the other Loan Documents or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Event or Event of Default or an acquiescence therein. No notice to or demand on any Grantor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Agent to any other or further action in any circumstances without notice or demand. In the event that the Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Agent may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

            SECTION 5. INDEMNITY

            5.1 Indemnity. (a) Each Grantor agrees to indemnify, reimburse and hold each Indemnitee harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 5.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Security Document or any other document executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), any contract claim or, to the maximum extent permitted under applicable law, the violation of the laws of any country, state or other governmental body or unit, or any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage); provided that no Indemnitee shall be indemnified pursuant to this
Section 5.1(a) for expenses to the extent caused by the gross negligence, bad faith, breach of a material obligation under a Loan Document, or willful misconduct of such Indemnitee. Each Grantor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, such Grantor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify such Grantor of any such assertion to which such Indemnitee has knowledge.

            (b) Without limiting the application of Section 5.1(a), each Grantor agrees to pay, or reimburse the Agent for (if the Agent shall have incurred fees, costs or expenses because such Grantor shall have failed to comply with its obligations under this Agreement or any other Loan Document), any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

            (c) Without limiting the application of Section 5.1(a) or (b), each Grantor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by such Grantor in this Agreement, any other Loan Document, or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Loan Document.

            (d) If and to the extent that the obligations of any Grantor under this Sec tion 5.1 are unenforceable for any reason, such Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            5.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Grantors contained in this Section 5 shall continue in full force and effect notwithstanding the full payment of all the Obligations and notwithstanding the discharge thereof.

            5.3 Agent's Rights, Duties, and Liabilities. Unless the Agent has acted in bad faith or engaged in willful misconduct, neither the Agent nor any of its officers, directors, employees, and Agent shall be liable or responsible in any way for the safekeeping of any of the Collateral, or for any act or failure to act with respect to the Collateral, or for any loss or damage thereto, or for any loss or claim arising from or related to the use, sale, or other disposition of the Collateral, or for any diminution in the value thereof, or for any act or default by any warehouseman, carrier, forwarding agency or other person whomsoever, all of which shall be at each Grantor's sole risk. The Obligations shall not be affected by any failure of the Agent to take any steps to perfect the Security Interest or to collect or realize upon the Collateral. Neither any loss of nor damage to the Collateral shall release any Grantor from any of the Obligations.

            SECTION 6. THE AGENT

            All provisions of Article 12 of the Credit Agreement are hereby incorporated in full by reference.

            SECTION 7. MISCELLANEOUS

            7.1 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be given and shall be effective as provided in Section 11.11 of the Credit Agreement.

            7.2 Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Grantors and the Agent with the consent of the Required Lenders, subject to the limitations set forth in Section 11.14(f) of the Credit Agreement.

            7.3 Obligations Absolute. The obligations of each Grantor hereunder shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be impaired, released, discharged, terminated or otherwise affected by any circumstance or occurrence whatsoever (other than full satisfaction of the Obligations), including, without limitation: (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Grantor;
(b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, the Credit Agreement, or any other Loan Document (including without limitation, any sale, compromise, collection or liquidation of any Collateral) except as specifically set forth in a waiver granted pursuant to Section 7.2 hereof; (c) any furnishing of any additional security to the Agent, the other Lenders or their assignees or any acceptance thereof or any release of any security by the Agent, the other Lenders or their assignees; (d) any lack of validity or enforceability of the Credit Agreement, any Note, any other Loan Document or any other documents, instruments or agreements referred to therein or any assignment or transfer of any thereof; (e) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (f) any amendment, indulgence, renewal, extension, modification or addition, consent or supplement to or deletion from any Loan Document or any security for any of the Obligations; whether or not such Grantor shall have notice or knowledge of any of the foregoing or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of such Grantor. The rights and remedies of the Agent herein provided are cumulative and not exclusive of any rights or remedies which the Agent would otherwise have.

            7.4 Successors and Assigns. This Agreement shall be binding upon each Grantor and its successors and assigns and shall inure to the benefit of the Agent and each Lender and their respective successors and assigns, provided that no Grantor may transfer or assign any or all of its rights or obligations hereunder without the written consent of the Required Lenders. All agreements, statements, representations and warranties made by any Grantor herein or in any certificate or other instrument delivered by such Grantor or on its behalf under this Agreement shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of this Agreement and the other Loan Documents regardless of any investigation made by the Secured Creditors or on their behalf.

            7.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            7.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            7.7 GOVERNING LAW. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION (OTHER THAN THE PROVISIONS OF ss. 9-103 OF THE NEW YORK UCC).

            7.8 Grantors' Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Grantor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or with respect to any Collateral.

            7.9 Termination; Release. (a) After the Termination Date, this Agreement shall terminate and the Agent, at the request and expense of the Grantors, will execute and deliver to the Grantors a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Grantors (without recourse and without any representation or warranty) such of the Collateral of the Grantors as may be in the possession of the Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Revolving Credit Commitments have been terminated, no Note remains outstanding, all Letters of Credit have been terminated (or fully cash-collateralized) and all Obligations have been paid in full.

            (b) It is expressly acknowledged and agreed that all or a portion of the Collateral shall be released from the Liens and security interests created hereunder upon any sale thereof from time to time to the extent permitted by, and in accordance with the terms of, the Credit Agreement or this Agreement. Upon any sale of the type described in the preceding sentence, the Agent shall, at the request and expense of any Grantor, and without the further consent of, or liability to, any Lender, release such Collateral and execute and deliver to such Grantor a proper instrument or instruments acknowledging the release of such Collateral from this Agreement, and will duly assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) the Collateral being sold or released as described above.

            (c) At any time that any Grantor desires that the Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 7.9(a) or (b), it shall deliver to the Agent a certificate signed by its chief financial officer stating that the release of the respective Collateral is permitted pursuant to Section 7.9(a) or (b). The Agent shall have no liability whatsoever to any Lender as the result of any release of Collateral by it as permitted by this Section 7.9. Upon any release of Collateral pursuant to Section 7.9(a) or (b), none of the Lenders shall have any continuing right or interest in such Collateral, or the proceeds thereof.

            7.10 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Collateral and Security Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                    THE PENN TRAFFIC COMPANY
                                    DAIRY DELL, INC.
                                    BIG M SUPERMARKETS, INC.
                                    PENNY CURTISS BAKING COMPANY INC.
                                    SUNRISE PROPERTIES, INC.


                                    By: ____________________________
                                        Name:  Martin A. Fox
                                    in his capacity as Vice Chairman, Finance of
                                    The Penn Traffic Company and as Vice
                                    President for each other Initial Grantor

                                    FLEET CAPITAL CORPORATION, as Agent


                                    By: ____________________________
                                        Name:  Thomas Joyce
                                        Title: Senior Vice President

                                                                       EXHIBIT A

                       Collateral Real Estate Interests

                                                                       EXHIBIT B

                         Pledged Notes; Pledged Stock

                                                                       EXHIBIT C

              UCC Filing Offices; Permitted Filings; Other Filings

                                                                       EXHIBIT D

             Chief Executive Offices; Location of Books and Records;
         Location of Collateral; Locations of Other Places of Business;
                         Leased Facilities and Locations

                                                                       EXHIBIT E

                   Trade Names; Fictitious Names; Other Names

                                                                       EXHIBIT F

                        Franchise Agreements; Operators

                                                                       EXHIBIT G

                                   Trademarks

                                                                       EXHIBIT H

                  Intellectual Property Licenses and Agreements

                                                                       EXHIBIT I

                       Form of Borrowing Base Certificate

                                                                       EXHIBIT J

                             Excluded Receivables

                                   Annex 1 to
                        Security and Collateral Agreement


                               SECURITY AGREEMENT

                                  (TRADEMARKS)


            WHEREAS, _________________________, a [____________] corporation
(herein referred to as "Assignor"), having an address at _______________________ _______, __________, (1) has adopted, used and is using, or (2) has intended to use and filed an application indicating that intention, but has not yet filed an allegation of use under Section 1(c) or 1(d) of the Trademark Act, or (3) has filed an application based on an intention to use and has since used and has filed an allegation of use under Section 1(c) or 1(d) of the Trademark Act, the trademarks, trade names, trade styles and service marks listed on the attached
Schedule 1, which trademarks, trade names, trade styles and service marks are registered in the United States Patent and Trademark Office (the "Trademarks");

            WHEREAS, The Penn Traffic Company, a Delaware corporation, Dairy Dell, Inc., a Pennsylvania corporation, Big M Supermarkets, Inc., a New York corporation and Penny Curtis Baking Company Inc. (the "Borrowers"), are entering into a Revolving Credit and Term Loan Agreement dated as of June __, 1999 (said Agreement as it may be hereafter amended, supplemented, restated or otherwise modified from time to time being the "Credit Agreement") with the financial institutions now or hereafter parties thereto (collectively, the "Lenders"), Fleet Capital Corporation, as agent (the "Agent", and together with any successor in such capacity, is herein referred to as the "Assignee"), and certain additional agents;

            WHEREAS, Assignor, together with certain of its affiliates, has entered into a Security and Collateral Agreement dated as of June __, 1999 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time being the "Security Agreement"; capitalized terms used therein and not otherwise defined herein being used herein as therein defined) in favor of the Assignee; and

            WHEREAS, pursuant to the Security Agreement, Assignor has granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Trademarks, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, and the goodwill of the business symbolized by the Trademarks and the applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof, all whether now or hereafter owned or licensable by Assignor, and all reissues, extensions or renewals thereof and all proceeds thereof, including, without limitation, any claims by Assignor against third parties for infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Obligations;

                                    ANNEX 1-1

            NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby grant to Assignee a security interest in, and mortgage on, the Collateral and, effective upon the occurrence of and for so long as an Event of Default is continuing under the Credit Agreement, assigns the Collateral to Assignee, in order to secure the prompt payment, performance and observance of the Obligations.

            Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the security interest in and mortgage on and assignment of the Collat eral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

            Assignee's address is 60 East 42nd Street, New York, New York 10017.

            Concurrently with the execution and delivery hereof, the Assignor shall execute and deliver to the Agent, in the form of Exhibit 1 hereto, three originals of a Power of Attorney for the implementation of the rights of the Assignee to dispose of and transfer the Collateral, and the Assignor hereby releases the Agent and the Secured Parties from any claims, causes of action or demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Agent under such Power of Attorney, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Agent.

            IN WITNESS WHEREOF, Assignor has duly executed or caused this Assignment to be duly executed by its officer thereunto duly authorized as of the __ day of June, 1999.

[Seal]                        [_________________________]


                                      By: _____________________________
                                          Name:
                                          Title:

                                    ANNEX 1-2

STATE OF NEW YORK    )
                     )  ss.:
COUNTY OF NEW YORK   )


            On this ____ day of ________________, 1999, before me personally appeared _____________________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at __________________________ and that he/she is ________________________ of the Assignor; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation and that he/she signed his/her name thereto in his/her capacity as an authorized officer of said corporation pursuant to such authority.


                              ------------------------------
                                       Notary Public

                                    ANNEX 1-3

                  SCHEDULE 1 TO SECURITY AGREEMENT (TRADEMARKS)

                                  TRADEMARKS

                                          Application
                  Application or          Serial No. or
Trademark         Registration Date       Registration No.
---------         -----------------       ----------------

                                    ANNEX 1-4

                                          Exhibit 1 to
                                          Security Agreement (Trademarks)


                         SPECIAL POWER OF ATTORNEY
                         -------------------------

STATE OF NEW YORK    )
                     )     ss.:
COUNTY OF NEW YORK   )


            KNOW ALL MEN BY THESE PRESENTS, THAT ________________________, a __________ [corporation] [general] [limited] [partnership] [ ] with its principal office at __________________________, __________ (hereinafter called
"Assignor"), hereby appoints and constitutes FLEET CAPITAL CORPORATION, as Assignee as described in the Security Agreement referred to below (hereinafter called "Assignee"), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Assignor:

            1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any letters patent, design and plant patents, utility models, industrial designs, inventor certificates and statutory invention registrations of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part, term restorations and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

            2. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

                                    ANNEX 1-5

            3. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any copyrights, and all registrations, recordings, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

            4. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

            This power of attorney is made pursuant to a Security Agreement (Trademarks) executed and delivered pursuant to a Security and Collateral Agreement, dated as of June __, 1999 (as amended from time to time, the "Security Agreement") by Assignor and certain other grantors named therein in favor of Assignee and will take effect solely for the purposes of Section ___ thereof and is subject to the conditions thereof and may not be revoked until the payment or performance in full of all "Obligations" as defined in such Security Agreement and expiration or termination of all "Commitments" as such term is used in the Credit Agreement (as defined in Security Agreement) and the expiration or termination of any further commitment of any Lender or Letter of Credit Issuer as such term is used in the Credit Agreement (as defined in Security Agreement) to open or cause to be opened Letters of Credit under the Credit Agreement (or the payment in full of the obligations in respect of Letters of Credit).

Dated: ________ __, 1999


[Seal]                        [__________________________]


                              By: ____________________________
                                  Name:
                                  Title:

                                    ANNEX 1-6

                                   Annex 2 to
                        Security and Collateral Agreement


                               SECURITY AGREEMENT
                               ------------------

                                    (PATENTS)
                                    ---------

            WHEREAS, __________________________, a [________] corporation
(herein referred to as "Assignor"), whose address is __________________________, __________, owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedule 1 attached hereto as part hereof (the "Patents");

            WHEREAS, The Penn Traffic Company, a Delaware corporation, Dairy Dell, Inc., a Pennsylvania corporation, Big M Supermarkets, Inc., a New York corporation and Penny Curtis Baking Company Inc., a New York corporation (the "Borrowers"), are entering into a Revolving Credit and Term Loan Agreement dated as of June __, 1999 (said Agreement as it may be hereafter amended, supplemented, restated or otherwise modified from time to time being the "Credit Agreement") with the financial institutions now or hereafter parties thereto (collectively, the "Lenders"), Fleet Capital Corporation, as agent (the "Agent", and together with any successor in such capacity, is herein referred to as the "Assignee"), and certain additional agents;

            WHEREAS, Assignor, together with certain of its affiliates, has entered into a Security and Collateral Agreement dated as of June __, 1999 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time being the "Security Agreement"; capitalized terms used therein and not otherwise defined herein being used herein as therein defined) in favor of the Assignee; and

            WHEREAS, pursuant to the Security Agreement, Assignor has granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Patents, together with all registrations thereof, including, without limitation, applications and statutory invention registrations in the United States Patent and Trademark Office or in any similar office or agency of the United States, or any State thereof, all whether now or hereafter owned or licensable by Assignor, and all reissues, continuations, continuations-in-part, term restorations or extensions thereof and all proceeds thereof, including, without limitation, any claims by Assignor against third parties for infringement thereof for the full term of the Patents (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations;

            NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby grant to Assignee a security interest in, and mortgage on, the Collateral and, effective upon the occurrence of and for so long as an Event of Default is continuing under the Credit Agreement, assigns the Collateral to Assignee, in order to secure the prompt payment, performance and observance of the Obligations.

                                    ANNEX 2-1

            Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the security interest in and mortgage on and assignment of the Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

            Assignee's address is 60 East 42nd Street, New York, New York 10017.

            Concurrently with the execution and delivery hereof, the Assignor shall execute and deliver to the Agent, in the form of Exhibit 1 hereto, three originals of a Power of Attorney for the implementation of the rights of the Assignee to dispose of and transfer the Collateral, and the Assignor hereby releases the Agent and the Secured Parties from any claims, causes of action or demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Agent under such Power of Attorney, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Agent.

            IN WITNESS WHEREOF, Assignor has duly executed or caused this Assignment to be duly executed by its officer thereunto duly authorized as of the ____ day of June, 1999.


[Seal]                        [_______________________________]



                              By: _____________________________
                                  Name:
                                  Title:

                                    ANNEX 2-2

STATE OF NEW YORK    )
                     )  ss.:
COUNTY OF NEW YORK   )


            On this ____ day of ________________, 1999, before me personally appeared _____________________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at __________________________ and that he/she is ________________________ of the Assignor; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation and that he/she signed his/her name thereto in his/her capacity as an authorized officer of said corporation pursuant to such authority.

                                 ------------------------------
                                          Notary Public

                                    ANNEX 2-3

                  SCHEDULE 1 TO SECURITY AGREEMENT (PATENTS)

                                    PATENTS

                  Date Filed        First Named
Title             or Granted         Inventor         Patent No.
-----             ----------         --------         ----------


                               PATENT APPLICATIONS

                                    First Named
Title             Date Filed         Inventor         Serial No.
-----             ----------         --------         ----------

                                    ANNEX 2-4

                                                Exhibit 1 to
                                                Security Agreement (Patents)


                          SPECIAL POWER OF ATTORNEY
                          -------------------------

STATE OF NEW YORK    )
                     )     ss.:
COUNTY OF NEW YORK   )


            KNOW ALL MEN BY THESE PRESENTS, THAT ________________________, a __________ [corporation] [general] [limited] [partnership] [ ] with its principal office at __________________________, __________ (hereinafter called
"Assignor"), hereby appoints and constitutes FLEET CAPITAL CORPORATION, as Assignee as described in the Security Agreement referred to below (hereinafter called "Assignee"), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Assignor:

            1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any letters patent, design and plant patents, utility models, industrial designs, inventor certificates and statutory invention registrations of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part, term restorations and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

            2. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

                                    ANNEX 2-5

            3. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any copyrights, and all registrations, recordings, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

            4. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

            This power of attorney is made pursuant to a Security Agreement (Patents) executed and delivered pursuant to a Security and Collateral Agreement, dated as of June __, 1999 (as amended from time to time, the "Security Agreement") by Assignor and certain other grantors named therein in favor of Assignee and will take effect solely for the purposes of Section ___ thereof and is subject to the conditions thereof and may not be revoked until the payment or performance in full of all "Obligations" as defined in such Security Agreement and expiration or termination of all "Commitments" as such term is used in the Credit Agreement (as defined in Security Agreement) and the expiration or termination of any further commitment of any Lender or Letter of Credit Issuer as such term is used in the Credit Agreement (as defined in Security Agreement) to open or cause to be opened Letters of Credit under the Credit Agreement (or the payment in full of the obligations in respect of Letters of Credit).

Dated: ________ __, 1999


[Seal]                        [__________________________]


                              By: ____________________________
                                  Name:
                                  Title:

                                    ANNEX 2-6

                                    Annex 3 to
                                    Security and Collateral Agreement


                               SECURITY AGREEMENT
                               ------------------

                                  (COPYRIGHTS)
                                  ------------


            WHEREAS, ________________________, a [_____________] corporation
(herein referred to as "Assignor"), has adopted, used and is using the copyrights listed on the attached Schedule 1, which copyrights are registered in the United States Copyright Office (the "Copyrights");

            WHEREAS, The Penn Traffic Company, a Delaware corporation, Dairy Dell, Inc., a Pennsylvania corporation, Big M Supermarkets, Inc., a New York corporation and Penny Curtis Baking Company Inc., a New York corporation (the "Borrowers"), are entering into a Revolving Credit and Term Loan Agreement dated as of June __, 1999 (said Agreement as it may be hereafter amended, supplemented, restated or otherwise modified from time to time being the "Credit Agreement") with the financial institutions now or hereafter parties thereto (collectively, the "Lenders"), Fleet Capital Corporation, as agent (the "Agent", and together with any successor in such capacity, is herein referred to as the "Assignee"), and certain additional agents;

            WHEREAS, Assignor, together with certain of its affiliates, has entered into a Security and Collateral Agreement dated as of June __, 1999 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time being the "Security Agreement"; capitalized terms used therein and not otherwise defined herein being used herein as therein defined) in favor of the Assignee; and

            WHEREAS, pursuant to the Security Agreement, Assignor has granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Copyrights, and the registrations and recordings thereof in the United States or any State thereof, all whether now or hereafter owned or licensable by Assignor and all extensions or renewals thereof and all licenses thereof and all proceeds thereof, including, without limitation, any claims by Assignor against third parties for infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Obligations;

            NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby grant to Assignee a security interest in, and mortgage on, the Collateral and, effective upon the occurrence of and for so long as an Event of Default is continuing under the Credit Agreement, assigns the Collateral to Assignee, in order to secure the prompt payment, performance and observance of the Obligations.

                                    ANNEX 3-1

            Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the security interest in and mortgage on and assignment of the Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

            Assignee's address is 60 East 42nd Street, New York, New York 10017.

            Concurrently with the execution and delivery hereof, the Assignor shall execute and deliver to the Agent, in the form of Exhibit 1 hereto, three originals of a Power of Attorney for the implementation of the rights of the Assignee to dispose of and transfer the Collateral, and the Assignor hereby releases the Agent and the Secured Parties from any claims, causes of action or demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Agent under such Power of Attorney, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Agent.

            IN WITNESS WHEREOF, Assignor has duly executed or caused this Agreement to be duly executed by its officer thereunto duly authorized as of the __ day of June, 1999.

[Seal]                        [_________________________]


                              By: ____________________________
                                  Name:
                                  Title:

                                    ANNEX 3-2

STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK   )


            On this ____ day of ________________, 1999, before me personally appeared _____________________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at __________________________ and that he/she is ________________________ of the Assignor; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation and that he/she signed his/her name thereto in his/her capacity as an authorized officer of said corporation pursuant to such authority.


                              ------------------------------
                                       Notary Public

                                    ANNEX 3-3

                  SCHEDULE 1 TO SECURITY AGREEMENT (COPYRIGHTS)
                  ---------------------------------------------

                                   COPYRIGHTS
                                   ----------

                     Issue or
Titles               Filing Date          Copyright No.
------               -----------          -------------

                                    ANNEX 3-4

                                                Exhibit 1 to
                                                Security Agreement (Copyrights)

                            SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK    )
                     )     ss.:
COUNTY OF NEW YORK   )


            KNOW ALL MEN BY THESE PRESENTS, THAT ________________________, a __________ [corporation] [general] [limited] [partnership] [ ] with its principal office at __________________________, __________ (hereinafter called
"Assignor"), hereby appoints and constitutes FLEET CAPITAL CORPORATION, as Assignee as described in the Security Agreement referred to below (hereinafter called "Assignee"), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Assignor:

            1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any letters patent, design and plant patents, utility models, industrial designs, inventor certificates and statutory invention registrations of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part, term restorations and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

            2. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

            3. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any copyrights, and all registrations, recordings, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality

                                    ANNEX 3-5
      with respect to the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

            4. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

            This power of attorney is made pursuant to a Security Agreement (Copyrights) executed and delivered pursuant to a Security and Collateral Agreement, dated as of June __, 1999 (as amended from time to time, the "Security Agreement") by Assignor and certain other grantors named therein in favor of Assignee and will take effect solely for the purposes of Section ___ thereof and is subject to the conditions thereof and may not be revoked until the payment or performance in full of all "Obligations" as defined in such Security Agreement and expiration or termination of all "Commitments" as such term is used in the Credit Agreement (as defined in Security Agreement) and the expiration or termination of any further commitment of any Lender or Letter of Credit Issuer as such term is used in the Credit Agreement (as defined in Security Agreement) to open or cause to be opened Letters of Credit under the Credit Agreement (or the payment in full of the obligations in respect of Letters of Credit).

Dated: ________ __, 1999


[Seal]                        [__________________________]


                              By: ____________________________
                                  Name:
                                  Title:

                                    ANNEX 3-6

                           SCHEDULE OF RECORD LOCATIONS

LOCATION                                  COUNTY

                                          THE PENN TRAFFIC COMPANY

                                          ------------------------

                                          ------------------------